EXHIBIT 99.2

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 26th day of October, 2004, by and between U.S. Bank National Association solely in its capacity as directed trustee for the Minnesota Power and Affiliated Companies Master Pension Trust (“Seller”),  Minnesota Power and Affiliated Companies Master Pension Trust Retirement Plans Investment Subcommittee (“Named Fiduciary”) and ADESA, Inc., a Delaware corporation (“Buyer”).

RECITALS

A.            As of the date hereof, Seller is the owner of record and beneficially of Eight Hundred Twenty Thousand (820,000) shares of common stock of Buyer; and

B.            Seller, as directed by Named Fiduciary, desires to sell, transfer and convey to Buyer Six Hundred Sixty Thousand One Hundred Forty (660,140) shares of common stock of Buyer (the “Purchased Shares”) and Buyer desires to purchase the Purchased Shares pursuant to terms and conditions of this Agreement.

AGREEMENT

1.                                       Purchase and Sale of Purchased Shares.  Upon and subject to the terms and conditions set forth in this Agreement, at the Closing (as hereinafter defined), Buyer shall purchase from Seller and Seller, as directed by the Named Fiduciary, shall sell, transfer, assign and deliver to Buyer, all of Seller’s right, title and interest in the Purchased Shares, free and clear of any and all liens, security interests, mortgages, charges, restrictions, adverse claims, encumbrances and rights of other persons of every nature and description whatsoever.

2.                                       Purchase Price.  The aggregate price to be paid by Buyer to Seller for the Purchased Shares shall be the product of (a) the number of Purchased Shares, multiplied by (b) the average volume weighted price of Buyer’s common stock on the New York Stock Exchange on October 26, 2004 and October 27, 2004 (the “Purchase Price”) and shall be payable in cash as provided in Paragraph 6.

3.                                       Representations and Warranties of Seller.  As a material inducement to Buyer to enter into this Agreement and to consummate the transaction contemplated by this Agreement, Seller represents and warrants to Buyer that as of the Closing Date:

(a)                                  Title to Purchased Shares.  Seller has good title to, and is the beneficial and record owner of, the Purchased Shares.  The Purchased Shares are held by Seller free and clear of any and all liens, security interests, mortgages, charges, restrictions, adverse claims, encumbrances and rights of other persons of every nature and description whatsoever.

(b)                                 Authority.  Seller, as directed by the Named Fiduciary, has the full legal power, capacity, right, power and authority to enter into, execute and deliver this Agreement, to consummate the transaction contemplated by this Agreement, to comply with and fulfill the terms and conditions of this Agreement, and to sell, transfer, assign and deliver all of the Purchased Shares to Buyer.  The execution and delivery of this Agreement by Seller and the consummation by Seller of the transaction contemplated hereby (i) have been duly and validly authorized by all necessary action on the part of Seller; (ii) do not conflict with, breach or cause a default under the organizational or other governing documents of Seller or any law, regulation, contract, agreement, order or judgment to which Seller or its assets are subject or bound; and (iii) do not require any consent, approval or authorization from, filing with or notice to any governmental authority or other third party.  This Agreement has been executed and delivered by a duly authorized and empowered representative of Seller and constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms and conditions, subject as to enforcement to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors rights generally.

(c)                                  Purchase Price. U.S. Trust Company N.A., the independent fiduciary appointed by the Minnesota Power and Affiliated Companies Master Pension Trust and its Named Fiduciary has determined that the Purchase Price payable under this Agreement by Buyer for the Purchased Shares is reasonable and fair to the plan.

4.                                       Representations and Warranties of Buyer.  As a material inducement to the Named Fiduciary and Seller to enter into this Agreement and to consummate the transaction contemplated by this Agreement, Buyer makes the following representations and warranties to the Named Fiduciary and Seller:

(a)                                  Authority.  Buyer has the full legal power, capacity, right, power and authority to enter into, execute and deliver this Agreement, to consummate the transaction contemplated by this Agreement, to comply with and fulfill the terms and conditions of this Agreement, and to purchase all of the Purchased Shares from Seller.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transaction contemplated hereby (i) have been duly and validly authorized by all necessary action on the part of Buyer; (ii) do not conflict with, breach or cause a default under the organizational or other governing documents of Buyer or any law, regulation, contract, agreement, order or judgment to which Buyer or its assets are subject or bound; and (iii) do not require any consent, approval or authorization from, filing with or notice to any governmental authority or other third party.  This Agreement has been executed and delivered by a duly authorized and empowered representative of Buyer and constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms and conditions, subject as to enforcement to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors rights generally.

5.                                       Representations and Warranties of the Named Fiduciary. As a material inducement to the Buyer to enter into this Agreement and to consummate the transaction contemplated by this Agreement, Named Fiduciary makes the following representations and warranties to the Buyer:

(a)                                  Authority.  Named Fiduciary have the full legal power, capacity, right, power and authority to enter into, execute and deliver this Agreement, to consummate the transaction contemplated by this Agreement, to comply with and fulfill the terms and conditions of this Agreement, and to sell all of the Shares to the Buyer.  The execution and delivery of this Agreement by the Named Fiduciary and the consummation by Named Fiduciary of the transaction contemplated hereby (i) have been duly and validly authorized by all necessary action on the part of Named Fiduciary; (ii) do not conflict with, breach or cause a default under the organizational or other governing documents of Name Fiduciary or any law, regulation, contract, agreement, order or judgment to which the Named Fiduciary or its assets are subject or bound; and (iii) do not require any consent, approval or authorization from, filing with or notice to any governmental authority or other third party.  This Agreement has been executed and delivered by a duly authorized and empowered representative of the Named Fiduciary and constitutes a valid and binding obligation of the Named Fiduciary, enforceable in accordance with its terms and conditions, subject as to enforcement to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors rights generally.

6.                                       Closing Matters.

(a)                                  Closing Date.  The closing of the purchase and sale of the Purchased Shares (the “Closing”) shall take place on Thursday, October 28, 2004, or such other date as mutually agreed upon by the parties hereto (the “Closing Date”), at the offices of Buyer, or at such other place or time as the parties shall mutually agree.

(b)                                 Deliveries by Seller.  At the Closing, Seller shall deliver or cause to be delivered to Buyer the Purchased Shares by means of electronic or book entry transfer from the Depository Trust Company to Buyer’s transfer agent, Wells Fargo Bank, NA.

(c)                                  Deliveries by Buyer.  At the Closing, Buyer shall deliver or cause to be delivered to Seller the Purchase Price by wire transfer of immediately available funds to an account designated in writing by Seller to Buyer.

7.                                       Miscellaneous.

(a)                                  Counterparts; Expenses.  This Agreement may be executed simultaneously multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Buyer and Seller shall each bear their own expenses in connection with this Agreement and the negotiation and consummation of the transaction contemplated herein.

(b)                                 Acknowledgment.  Buyer, the Named Fiduciary and Seller confirm that the Purchase Price of the Purchased Shares has been fully negotiated by the parties free from any duress, undue influence or improper motive.

(c)                                  Governing Law.  This Agreement and the transaction contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to its conflicts of law provisions.

(d)                                 Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the date of receipt by the party to whom notice is to be given if transmitted to such party by telefax, provided a copy is mailed as set forth below on date of transmission, or on the third day after mailing if mailed to the party to whom the notice is to be given by registered or certified mail, return receipt requested, posted prepaid, to the following addresses:

If to Buyer, to:	If to Seller, to:

ADESA, Inc.	US Bank NA, as trustee
13085 Hamilton Crossing Blvd.	60 Livingston Avenue
Suite 500	Saint Paul, MN 55107
Carmel, IN 46032	Attn: Paul M. Dadlez, Vice Pres.
Attn: George Lawrence	Facsimile: (651) 495-8127
Facsimile: (317) 249-4501

If to Named Fiduciary, to:

Minnesota Power and Affiliated Companies Master Pension Trust Retirement Plans Investment Subcommittee c/o Allete, Inc.

30 West Superior Street

Duluth, MN 55802

Attn:  Patrick Cutshall

Facsimile: (218) 723-3912

Any party may change its address for purposes of this Paragraph 7(d) by giving the other parties written notice of the new address in the manner set forth above.

(e)                                  Entire Agreement; Amendments.  This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof.  There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth or provided for in this Agreement or in the agreements expressly contemplated hereby.  No provision of this Agreement may be amended or waived except in writing and no such amendment shall extend to anything other than the specific subject matter thereof.  Each and every document to be delivered in the future pursuant to this Agreement is hereby incorporated into this Agreement and made an integral part hereof.

(f)                                    Further Assurances.  If at any time following the Closing further action is necessary or desirable to carry out the purposes of this Agreement, Buyer and Seller will take such further action (including the execution and delivery of such further documents) as the other party may reasonably request.

(g)                                 Direction To Seller.  By its signature below, the Named Fiduciary documents its direction for the Seller to sign this Agreement and to follow the terms of this Agreement in its capacity as Seller.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

BUYER:

ADESA, INC.

By:	/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President and
Chief Financial Officer

SELLER:

U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE FOR MINNESOTA POWER AND AFFILIATED COMPANIES MASTER PENSION TRUST

By:	/s/ Paul M. Dadlez
Paul M. Dadlez, Vice President USBNA

NAMED FIDUCIARY:

MINNESOTA POWER AND AFFILIATED COMPANIES MASTER PENSION TRUST RETIREMENT PLANS INVESTMENT SUBCOMMITTEE

By:	/s/ Patrick L. Cutshall
Patrick L. Cutshall, Retirement Fund Manager